Exhibit 10.1

First Amendment to Second Amended and Restated Revolving Credit Loan Agreement and other Loan Documents executed by and among

WAYSIDE TECHNOLOGY GROUP, INC.,

and

Climb Channel Solutions, Inc., F/K/A

LIFEBOAT DISTRIBUTION, INC.,

and

TECHXTEND, INC.,

and

PROGRAMMER’S Paradise, INC.,

and

ISP INTERNATIONAL SOFTWARE PARTNERS, INC.,

collectively, as Existing Co-Borrowers,

and

INTERWORK TECHNOLOGIES INC.,

as Additional Co-Borrower,

and

CITIBANK, N.A.,

as the Lender

Dated: August 31, 2020

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AMENDED AND RESTATED REVOLVING

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (hereinafter referred to as this “First Amendment”), is made as of August 31st , 2020, by and among

WAYSIDE TECHNOLOGY GROUP, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Wayside”),

AND

CLIMB CHANNEL SOLUTIONS INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, formerly known as Lifeboat Distribution, Inc., having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Climb Channel Solutions”),

AND

TECHXTEND, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Techxtend”),

AND

PROGRAMMER’S PARADISE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Programmer’s Paradise”),

AND

ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “ISP” and hereinafter Wayside, Climb Channel Solutions, Techxtend, Programmer’s Paradise, and ISP shall be collectively referred to as the “Existing Co-Borrowers” and each individually as an “Existing Co-Borrower”),

AND

Interwork Technologies Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as “Interwork” and hereinafter the Existing Co-Borrowers and Interwork shall be collectively referred to as the “Co-Borrowers”, and each individually as a “Co-Borrower”),

AND

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CITIBANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an address located at 99 Wood Avenue South, 2nd floor, Iselin, New Jersey 08830 (hereinafter referred to as the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Second Amended and Restated Revolving Credit Loan Agreement dated November 15, 2017 (hereinafter referred to as the “Loan Agreement”), executed by and among the Existing Co-Borrowers, as co-borrowers, and the Lender, as lender, the Lender made available to the Existing Co-Borrowers a secured electronic line of credit loan facility in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Loan Facility”); and

WHEREAS, the Loan Facility is evidenced by that certain Second Amended and Restated Revolving Credit Loan Note dated November 15, 2017, executed by the Existing Co-Borrowers, on a joint and several basis, as co-borrowers, in favor of the Lender, as lender, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Note”); and

WHEREAS, the obligations of the Existing Co-Borrowers in connection with the Loan Facility is secured by (i) that certain Second Amended and Restated Security Agreement dated November 15, 2017, executed by and among the Existing Co-Borrowers, as debtors, and the Lender, as secured party (hereinafter referred to as the “Security Agreement”), and (ii) that certain Second Amended and Restated Pledge and Security Agreement dated November 15, 2017, executed by and between Wayside, as grantor, and the Lender, as grantee (hereinafter referred to as the “Pledge Agreement”); and

WHEREAS, Wayside Technology Group (Canada), Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (hereinafter referred to as “Wayside CA”), which is a wholly-owned subsidiary of Wayside, formed a wholly-owned subsidiary, Climb Channel Solutions (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (hereinafter referred to as “BuyCo”); and

WHEREAS, pursuant to that certain Stock Purchase Agreement dated April 20, 2020 (hereinafter referred to as the “Purchase Agreement”), executed by and among BuyCo, Interwork Group, Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (hereinafter referred to as the “Seller”), Interwork Technologies Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (hereinafter referred to as the “CA Target”), and Interwork, and Firepower Equity, Inc., a corporation incorporated under the laws of the Province of Ontario Canada, solely for the purposes of Section 8.04 thereof, BuyCo acquired (a) all of the issued and outstanding shares of capital stock of the CA Target, and, indirectly, (b) all of the issued and outstanding shares of capital stock of Interwork, which, as of the date of the Purchase Agreement, was a wholly-owned subsidiary of the CA Target (hereinafter referred to as the “CA Acquisition”); and

WHEREAS, in connection with, the CA Acquisition, Wayside CA made a capital contribution to BuyCo in the amount of up to CAD$3,000,000.00 (hereinafter referred to as the “Capital Contribution”); and

WHEREAS, prior to, and in connection with the CA Acquisition, Wayside made a loan to BuyCo in the original principal amount of $2,500,000.00 (hereinafter referred to as the “Acquisition Loan”), which Acquisition Loan was evidenced by an Unsecured Demand Promissory Note in the original principal amount of $2,500,000.00, executed by BuyCo, as maker, in favor of Wayside, as payee (hereinafter as it

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may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented referred to as the “Acquisition Note”); and

WHEREAS, in connection with the consummation of the CA Acquisition, Wayside acquired all of the issued and outstanding shares of capital stock of the Interwork from BuyCo, in exchange for the partial satisfaction of the Acquisition Note, such that Interwork is now a wholly-owned subsidiary of Wayside; and

WHEREAS, the Existing Co-Borrowers have asked the Lender to agree, and the Lender has agreed, to join Interwork as a co-borrower in connection with the Loan Facility, and to make certain other amendments and modifications to the Loan Agreement, the Security Agreement, the Pledge Agreement, and the other Loan Documents executed in connection with the Loan Facility, all in accordance with the terms, conditions, and provisions of this First Amendment; and

WHEREAS, capitalized terms used but not otherwise expressly defined in this First Amendment shall have the same meanings when used herein as set forth in the Loan Agreement.

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Co-Borrowers and the Lender hereby covenant and agree as follows:

1.No Amount Outstanding Under the Note.  As of August 28, 2020, there are no amounts due and owing on the Note.

2.Joinder of Interwork as a Co-Borrower.

(i)Interwork hereby becomes a Co-Borrower under the terms of the Loan Agreement and the other Loan Documents and, in consideration of the value of the synergistic and other benefits received by Interwork as a result of being or becoming a Co-Borrower, Interwork hereby agrees that, effective as of the date hereof, it hereby is, and shall be deemed to be, and assumes the obligations of, a “Co-Borrower” on a joint and several basis with the Existing Co-Borrowers under the Loan Agreement, a “Debtor” on a joint and several basis with the Existing Co-Borrowers under the Security Agreement, and a “Co-Borrower”, as the case may be, under each of the other Loan Documents to which the Existing Co-Borrowers are a party; and, Interwork hereby agrees that from and after the date hereof, and so long as any Loan or any commitment of the Lender shall remain outstanding and until the indefeasible repayment in full of the Loans and the Note, the performance of all other obligations of the Co-Borrowers under the Loan Documents, and the termination of the Lender’s commitment to make Loans to the Co-Borrowers, Interwork shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Loan Agreement, Security Agreement, and each of the other Loan Documents on a joint and several basis with the Existing Co-Borrowers.  Without limiting the generality of the foregoing, Interwork hereby represents and warrants that (a) each of the representations and warranties set forth in Article IV of the Loan Agreement applicable to an Existing Co-Borrower is true and correct as to Interwork on and as of the date hereof and (b) Interwork has heretofore received a true and correct copy of the Loan Agreement, the Security Agreement, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on and as of the date hereof.

(ii)Interwork hereby makes, affirms, and ratifies in favor of the Lender, the Loan Agreement, the Security Agreement, and each of the other Loan Documents given by the Existing Co-Borrowers to the Lender.

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(iii)Interwork is simultaneously executing that certain First Allonge to Second Amended and Restated Revolving Credit Loan Note dated of even date herewith for the purposes of amending the Note to join Interwork as a “Co-Borrower” thereunder.

(iv)In furtherance of the foregoing, Interwork shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Lender to carry out more effectively the terms, conditions, and provisions of this Paragraph 2.

3.Amendments to Loan Agreement.  After giving effect to the terms, conditions, and provisions of Paragraph 2 of this First Amendment, the Loan Agreement is hereby amended and modified as follows:

(i)The Lender hereby acknowledges and agrees that “Lifeboat Distribution, Inc.” changed its name to “Climb Channel Solutions, Inc.” in accordance with the terms, conditions, and provisions of that certain State of Delaware Certificate of Amendment of the Certificate of Incorporation of Lifeboat Distribution, Inc., dated May 18, 2020, and filed in the Office of the Delaware Department of State, Division of Corporations on May 18, 2020.  Any and all references to “Lifeboat Distribution, Inc.” in the Loan Agreement are hereby deleted in their entirety and a new reference to “Climb Channel Solutions, Inc.”, is hereby inserted in their respective places and stead.  Any and all references to “Lifeboat” in the Loan Agreement are hereby deleted in their entirety and a new reference to “Climb Channel Solutions”, is hereby inserted in their respective places and stead.

(ii)The existing definition of “Co-Borrowers” in the preamble to the Loan Agreement and in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “Co-Borrowers” is hereby inserted in its place and stead:

“Co-Borrowers” shall mean a collective reference to Wayside, Climb Channel Solutions, Techxtend, Programmer’s Paradise, ISP, and Interwork.”

(iii)The existing definition of “EBITDA” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “EBITDA” is hereby inserted in its place and stead:

““EBITDA” shall mean, as of any date of determination thereof, for the period of four (4) consecutive fiscal quarters immediately preceding said date of determination taken together as one accounting period, an amount equal to the sum of (i) the Net Income for the Co-Borrowers for such test period, plus (ii) all gross interest expense on all Debt of the Co-Borrowers for such test period, plus (iii) all charges against income of the Co-Borrowers for foreign, Federal, state, and local income taxes for such test period, plus (iv) all depreciation expense for the Co-Borrowers for such test period, plus (v) all amortization expense for the Co-Borrowers for such test period, plus (vi) non-cash stock based compensation paid to or for the benefit of the shareholders of the Co-Borrowers during said test period, plus (vii) for the test period ended March 31, 2020 only, legal and financial advisory expenses in connection with unsolicited acquisition bids and related matters in an amount not to exceed $1,323,000.00, plus (viii) for the test period ended June 30, 2020 only, legal and financial advisory expenses in connection with unsolicited acquisition bids and related matters in an amount not to exceed $509,000.00, plus (ix) for the test period ended March 31, 2020 only, acquisition costs related to the acquisition of Interwork in an amount not to exceed $403,000.00; plus (x) for the test period ended June 30, 2020 only,

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acquisition costs related to the acquisition of Interwork in an amount not to exceed $235,000.00; provided, however, that any calculation of EBITDA shall exclude therefrom certain items, all as approved by the Lender in its sole and absolute discretion, which items may include, without limitation, any (a) extraordinary items (other than those set forth in clauses (vii) through (x) of this definition), (b) gains and losses from the sale of assets in connection with any sale/leaseback transaction or arrangement, and (c) the results of discontinued operations, all as determined in accordance with Generally Accepted Accounting Principles, and all to the extent not previously eliminated in the calculation of Net Income.”

(iv)The existing definition of “LIBOR Rate” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “LIBOR Rate” is hereby inserted in its place and stead:

““LIBOR Rate” shall mean the rate of interest per annum (based on a year of 360 days and actual days elapsed) determined by the Lender for each Business Day at approximately 11:00 a.m. London time two (2) Business Days prior to the date in question in accordance with its customary procedures and utilizing such electronic or other quotation sources as it considers appropriate to be the prevailing rate per annum at which deposits in Dollars in an amount approximately equal to the then outstanding principal amount of the applicable Loan Facility are offered to the Lender by first class banks in the London interbank market, and ending on the numerically corresponding date one (1) month later, as adjusted from time to time in the Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs, it being understood that such rate is a reference rate, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto; provided however if such rate is less than seventy-five basis points (0.75%) per annum, such rate shall be deemed to be seventy-five basis points (0.75%) per annum.”

(v)The existing definition of “LIBOR Rate Loans” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “LIBOR Rate Loans” is hereby inserted in its place and stead:

““LIBOR Rate Loans” shall mean those Loans outstanding while bearing interest at a fluctuating interest rate per annum equal to (a) the LIBOR Rate, as adjusted each Business Day to reflect day-to-day changes in the LIBOR Rate, plus (b) one hundred seventy-five basis points (1.75%).”

(vi)The existing reference to “August 31, 2020” in the definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and a new reference to “June 30, 2023” is hereby inserted in its place and stead.

(vii)The existing definition of “Prime Rate” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “Prime Rate” is hereby inserted in its place and stead:

““Prime Rate” shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the variable per annum rate of interest so designated from time to time by the Lender at its principal office as its “prime commercial lending rate”, or (ii) the LIBOR Rate plus two hundred twenty-five basis points (2.25%).  The Prime Rate is a

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reference rate and does not necessarily represent the lowest or best rate being charged by the Lender to any customer.  Changes in the rate of interest resulting from changes in the “prime rate” shall take place immediately without notice or demand of any kind.”

(viii)The existing definition of “Proceeds” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following new definition of “Proceeds” is hereby inserted in its place and stead:

““Proceeds” shall have the meaning assigned to it under the New York Uniform Commercial Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any of the Co-Borrowers, from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any of the Co-Borrowers, from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority or any other Person (whether or not acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.”

(ix)The following new definitions are hereby inserted in Section 1.01 of the Loan Agreement as follows:

““Benchmark Replacement” shall mean the sum of (i) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Lender giving due consideration to (a) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for U.S. dollar-denominated syndicated or bilateral credit facilities plus (ii) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Loan Agreement.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Lender giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes that the Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Lender in a manner substantially consistent with market practice (or, if the Lender decides that adoption of any portion of such market practice is not administratively feasible or if the

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Lender determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Lender decides is reasonably necessary in connection with the administration of this Loan Agreement).

“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to the LIBOR Rate: (i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or (ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the LIBOR Rate: (i) a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; (ii) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide the LIBOR Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or (iii) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative.

“Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (i) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with the Section titled “Effect of Benchmark Transition Event” and (ii) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to the Section titled “Effect of Benchmark Transition Event.

“Interwork” shall mean Interwork Technologies, Inc., a Delaware corporation.

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“Federal Reserve Bank of New York’s Website” shall mean the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” shall mean, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.”

(x)The existing Section 1.02(vii) of the Loan Agreement is hereby deleted in its entirety and the following new Section 1.02(vii) is hereby inserted in its place and stead:

“(vii)This Loan Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New York;”

(xi)The existing reference to the “Laws of the State of New Jersey” in Section 2.02(i)(b) of the Loan Agreement is hereby deleted in its entirety and a new reference to the “Laws of the State of New York” is hereby inserted in its place and stead.

(xii)The existing Section 2.03(ii) of the Loan Agreement is hereby deleted in its entirety and the following new Section 2.03(ii) is hereby inserted in its place and stead:

“(ii)Unused Commitment Fee.  The Co-Borrowers shall pay to the Lender an unused commitment fee equal to twenty basis points (0.20%) per annum multiplied by (b) the actual daily amount by which the Maximum Amount of the Loan Facility exceeds the outstanding principal balance of all Loans.  The unused commitment fee shall accrue at all times during the Loan Period, including at any time during which one or more of the conditions in Section 3.02 hereof is not met, and shall be due and payable in quarterly installments in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Loan Period.”

(xiii)A new Section 2.02(vi) is hereby inserted in the Loan Agreement as follows:

“(vi)Effect of Benchmark Replacement.

(a)Benchmark Replacement.  Notwithstanding any term, condition, or provision of this Loan Agreement or any other Loan Document to the contrary, upon the occurrence of a Benchmark Transition Event, the Lender may amend this Loan Agreement

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to replace the LIBOR Rate with a Benchmark Replacement.  Any such amendment will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Lender has provided such proposed amendment to the Co-Borrowers without any further action or consent of the Co-Borrowers.  No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this Section 2.02(vi) shall occur prior to the applicable Benchmark Transition Start Date.

(b)Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding any term, condition, or provision of this Loan Agreement or any other Loan Document to the contrary, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Co-Borrowers.

(c)Notices; Standards for Decisions and Determinations.  The Lender shall promptly notify the Co-Borrowers of (1) any occurrence of a Benchmark Transition Event, and its Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, and (4) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Lender pursuant to this Section 2.02(vi), including any determination with respect to a tenor, rate, or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Lender’s sole and absolute discretion and without consent from the Co-Borrowers, except, in each case, as expressly required pursuant to this Section 2.02(vi).

(d)Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing at the LIBOR Rate, conversion to or continuation of LIBOR Loans to be made, converted, or continued during any Benchmark Unavailability Period and, failing that, the Borrower shall be deemed to have converted any such request into a request for a Borrowing of or conversion to Prime Rate Loans.  During any Benchmark Unavailability Period, the component of the Prime Rate based upon the LIBOR Rate will not be used in any determination of the Prime Rate.”

(xiv)The existing Section 7.03 is hereby deleted in its entirety and the following new Section 7.03 is hereby inserted in its place and stead:

“Section 7.03Loans, Advances and Investments.  Without the prior express written consent of the Lender, the Co-Borrowers shall not make or suffer to exist or remain outstanding, any loans, advances and/or investments, including, without limitation, any loan or advance to purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, or make any capital contribution to or other investment in, any other Person, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

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(i)Loans and investments existing on the date hereof and listed in Schedule 7.03 attached hereto; and

(ii)One or more unsecured loans made by Wayside to Wayside Technology Group (Canada), Inc. in an aggregate amount not to exceed $5,000,000.00 at any one time outstanding; and

(iii)Accounts Receivable owing to the Co-Borrowers in the ordinary course of business and loans and advances extended by the Co-Borrowers to subcontractors or suppliers under usual and customary terms in the ordinary course of business; and

(iv)Investments in Cash and Cash Equivalents; and

(v)Investments made or entered into in the ordinary course of the Co-Borrowers’ respective business; provided that an Event of Default shall not exist or shall result from the making of any such investment.”

(xv)The existing Section 10.09 of the Loan Agreement is hereby deleted in its entirety and the following new Section 10.09 is hereby inserted in its place and stead:

“Section 10.09Governing Law.  This Loan Agreement and the rights and obligations of the parties hereunder shall be construed, interpreted, enforced and governed by the laws of the State of New York, excluding the laws applicable to conflicts and choice of laws.”

(xvi)The existing reference to the “THE STATE OF NEW JERSEY” in Section 10.11 of the Loan Agreement is hereby deleted in its entirety and a new reference to the “The State of New York” is hereby inserted in its place and stead.

(xvii)A reference to “4.  2721 Transit Road, Suite 109, Elma, New York 14059” is hereby inserted in Schedule 4.01(xxxi) of the Loan Agreement.

4.Amendments to Other Loan Documents.

(i)Clause (ii) of Section 5 of the Security Agreement is hereby deleted in its entirety and the following new clause (ii) is hereby inserted in its place and stead:

“(ii) the exact full names of the Debtors as filed with the Office of the Delaware Department of State, Division of Corporations, respectively, are “Wayside Technology Group, Inc.”, “Climb Channel Solutions, Inc.”, “TechXtend, Inc.”, “Programmer’s Paradise, Inc.”, “ISP International Software Partners, Inc.” and “Interwork Technologies Inc.” and that no Debtor, other than Wayside, Climb Channel Solutions, Programmer’s Paradise, Techxtend and Interwork, has ever changed, altered, amended and/or modified its exact full name, whether through or as a result of any merger, acquisition, consolidation, or otherwise,”

(ii)Section 21 of the Security Agreement is hereby deleted in its entirety and the following new Section 21 is inserted in its place and stead:

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“21.Law Applicable.  The Uniform Commercial Code of the State or States having jurisdiction with respect to all or any portion of the Collateral from time to time shall govern the attachment, perfection and the effect of attachment and perfection of the Lender’s security interest in the Collateral, and the rights, duties, and obligations of the Lender and the Debtors with respect thereto.  This Security Agreement shall be deemed to be a contract under the laws of the State of New York and the execution and delivery thereof and, to the extent not inconsistent with the preceding sentence, the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of New York.”

(iii)A reference to “4.  2721 Transit Road, Suite 109, Elma, New York 14059” is hereby inserted in Schedule “A” to the Security Agreement.

(iv)Each of the references to the “State of New Jersey” in Section 6 and Section 25 of the Pledge Agreement is hereby deleted in its entirety and a new reference to the “State of New York” is hereby inserted in its place and stead.

(v)All Loan Documents are hereby amended such that any and all references to the “Loan Agreement” and any of the “Loan Documents” shall be deemed to refer to the Loan Agreement and such Loan Document, each as amended and modified through this First Amendment.

(vi)Each and every reference to the “Co-Borrowers” in the Loan Documents shall be deemed to be and mean a collective reference to the Existing Co-Borrowers and Interwork.

(vii)Each and every reference to “Lifeboat Distribution, Inc.” in the Loan Documents is hereby deleted in its entirety and a new reference to “Climb Channel Solutions, Inc.”, is hereby inserted in their respective places and stead.  Each and every reference to “Lifeboat” in the Loan Documents is hereby deleted in its entirety and a new reference to “Climb Channel Solutions”, is hereby inserted in their respective places and stead.

(viii)Except as otherwise set forth in this Amendment, each and every reference in each Loan Document which provides that each such Loan Document shall be being governed by the laws of the State of New Jersey is hereby deleted in its entirety and a new reference which provides that such Loan Document shall be governed by the laws of the State of New York are hereby inserted in their respective places and stead.

5.Representations and Warranties.  The Co-Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Loan Agreement, the Security Agreement and all of the other Loan Documents, in each case, as amended by this First Amendment, continue to be true, accurate, and correct as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.  All of the obligations of the Co-Borrowers to the Lender are due without any offset, defenses or counterclaims whatsoever except as otherwise set forth in this First Amendment.  Except as otherwise amended and/or modified by this First Amendment, all of the terms, conditions, and provisions of the Loan Agreement, the Security Agreement, and all of the other Loan Documents shall remain unchanged and in full force and effect.

6.Additional Representations and Warranties.  The Co-Borrowers hereby represent and warrant that (i) after giving effect to the transactions contemplated by this First Amendment, no Event of Default exists or will exist upon the delivery of notice, passage of time, or both, (ii) except as previously

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disclosed to the Lender in writing, the organizational documents of the Co-Borrowers have not been amended, modified, and/or supplemented in any material way since the date such documents were delivered to the Lender, and (iii) the Co-Borrowers have taken all necessary action required by law and by their respective governing documents (as applicable) to execute and deliver this First Amendment and that such execution and delivery constitutes the legal and validly binding action of the Co-Borrowers.

7.Post-Closing Undertaking.  The Co-Borrowers hereby covenant and agree that they shall deliver to the Lender, on or prior to October 31, 2020, a Landlord Subordination Agreement in form and substance reasonably acceptable to Lender with respect to the property leased by Interwork located at 2721 Transit Road, Suite 109, Elma, New York 14059.

8.Release and Waiver of Claims.  (i)To induce the Lender to enter into this First Amendment, the Co-Borrowers, for and on behalf of themselves and any person claiming by, through, or under the Co-Borrowers, and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents, past, present, and future, and all of their respective heirs, executors, administrators, successors, and assigns (hereinafter collectively referred to as the “Releasors”, and individually as a “Releasor”), shall and hereby do fully, finally, unconditionally, completely, and irrevocably remise, release, acquit, and forever discharge the Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, members, partners, employees, trustees, administrators, attorneys, agents, and properties, past, present, and future, and all of their respective heirs, executors, administrators, successors and assigns, as releasees (hereinafter collectively referred to as the “Releasees”, and individually as a “Releasee”), of and from any and all “Claims” (as such term is hereinafter defined) which any of the Releasors ever had, now have, or may have against any of the Releasees.  The Co-Borrowers hereby represent and warrant that they have not assigned, pledged, hypothecated, and/or otherwise divested themselves and/or encumbered all or any part of the Claims being released hereby and that they hereby agree to defend, indemnify, and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested, and/or encumbered is asserted.

(ii)The term “Claims” shall mean any and all manner of actions, disputes, causes of action, suits, debts, liabilities, liens, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, judgments, damages (whether direct or indirect, consequential, special, exemplary, compensatory, or punitive), claims (including, without limitation, any claim for contribution or indemnity, and any claim based upon allegations of negligence, gross negligence, breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, tortious interference, or any other theory, cause of action, occurrence, matter, or thing which might result in liability upon any of the Releasees arising or occurring on or before the date hereof), counterclaims, crossclaims, controversies, defenses, and/or demands of any and every type and nature whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, suspected or unsuspected, past or present, direct or indirect, asserted or unasserted, contingent or liquidated, concealed, hidden, latent, or patent, verbal or written, at law, by statute, or in equity, in contract or in tort, under state or Federal jurisdiction, or resulting from any assignment, if any, and whether or not the economic effects of such alleged matters arise or are discovered in the future on account of, for, arising out of, or resulting from, or by reason of, any cause, matter, or thing whatsoever, arising from the beginning of time through and including the date of execution of this First Amendment, including, without limitation, any and all Claims relating to or arising from the lending or any other relationship between any of the Releasees and the Co-Borrowers or any other Person in connection with the Loan Facility.

(iii)Each Releasor understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against

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any action, suit or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(iv)Each Releasor hereby covenants and agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

(v)Each Releasor understands and agrees that this is a full and final release of all Claims of every nature and kind whatsoever as described above, and that it releases Claims that are known and unknown, suspected and unsuspected.

(vi)The Co-Borrowers all further agree to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Lender on account of any such Claims.

(vii)Notwithstanding the terms, conditions, and provisions of this Section 8(i) through (vi) hereof to the contrary, the definition of “Claims” shall not include any obligations of the Releasees under the Loan Documents which are to be performed by any of the Releasees after the date of the execution of this First Amendment.

(viii)Each Co-Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

9.Status of Parties.  The relationship between the Lender and each Co-Borrower is solely that of lender and co-borrower.  The Lender has no fiduciary or other special relationship with or duty to the Co-Borrowers and none is created by the Loan Documents.  Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Co-Borrowers and the Lender or in any way make the Lender a co-principal with the Co-Borrowers.  In no event shall the Lender’s rights and interests under the Loan Documents be construed to give the Lender the right to control, or be deemed to indicate that the Lender is in control of, the business, properties, management or operations of the Co-Borrowers.

10.Further Assurances.  The Co-Borrowers hereby covenant and agree to execute and/or deliver to the Lender, or to cause to be executed and/or delivered to the Lender contemporaneously herewith, at the sole cost and expense of the Co-Borrowers, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Lender may reasonably request in connection with the matters or actions described herein.  All such documents, agreements, statements, etc., shall be in form and content acceptable to the Lender.

11.Payment of Fees and Expenses.  The Co-Borrowers shall pay all of the Lender’s reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this First Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, reasonable fees, expenses and disbursements of counsel retained by the Lender.

12.No Further Amendments; No Waiver.  Nothing contained in this First Amendment constitutes an agreement or obligation by the Lender to grant any amendments and/or modifications to the Loan Agreement and/or any of the other Loan Documents, and nothing contained herein shall constitute a waiver or modification of the Lender’s rights and remedies, or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, the Security Agreement, and/or any of the

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other Loan Documents.  The Lender hereby reserves all of its rights and remedies pursuant to the Loan Agreement, the Security Agreement, and the other Loan Documents, in each case as amended and modified up through this First Amendment, and applicable law.

13.WAIVER OF JURY TRIAL.  THE CO-BORROWERS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS First Amendment OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE EXISTING LOAN FACILITY OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND (ii) AGREE THAT NONE OF THE CO-BORROWERS NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY APPLICABLE LAW, THE CO-BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THE CO-BORROWERS HEREBY CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS First Amendment WITH THE CO-BORROWERS.  IT IS INTENDED THAT SAID WAIVERS SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING.  THE CO-BORROWERS AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.

14.No Novation; Lien Priority of the Loan Documents.  It is the intention of the parties hereto that this First Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents.  In the event this First Amendment or any portion hereof, or any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Loan Documents in conflict with that contemplated and permitted thereby, and to the extent parties acquiring an interest in the Loan Documents are prejudiced hereby, this First Amendment shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all obligations of the Co-Borrowers to the Lender under the Loan Documents shall have been paid in full.

15.Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Loan Agreement or any of the other Loan Documents, the terms and conditions of this First Amendment shall prevail.  All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Co-Borrowers.

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16.Counterparts.  This First Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

17.Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their proper and duly authorized corporate officers as appropriate all on the day and year first hereinabove written.

LENDER:

CITIBANK, N.A.

By:	/s/ James R. Earnest
James R. Earnest
Director

CO-BORROWERS:

WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

CLIMB CHANNEL SOLUTIONS, INC., a Delaware corporation, f/k/a Lifeboat Distribution, Inc.

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

TECHXTEND, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

PROGRAMMER'S PARADISE, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

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ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

INTERWORK TECHNOLOGIES INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Secretary

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